SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 20, 2003

WASTE CONNECTIONS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

COMMISSION FILE NO. 0-23981

94-3283464

(I.R.S. Employer Identification No.)

35 Iron Point Circle, Suite 200, Folsom, CA 95630

(Address of principal executive offices)

Registrant's telephone number, including area code: (916) 608-8200

620 Coolidge Drive, Suite 350, Folsom, CA 95630

(Former name or former address, if changed since last report.)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events.

On January 20, 2003, Waste Connections, Inc., a Delaware corporation ("WCI"), relocated its principal corporate offices to 35 Iron Point Circle, Suite 200, Folsom, California 95630. WCI's main telephone number will remain (916) 608-8200.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

WASTE CONNECTIONS, INC.

(Registrant)

BY: /s/ Ronald J. Mittelstaedt Date: January 20, 2003

Ron J. Mittelstaedt,

President and Chief Executive Officer